Investor Presentation June 30, 2015 Exhibit 99.1 * * * * * *

Disclosure Statements
Forward-Looking Statements
This
presentation
contains
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995,
including
statements
about
the
financial
condition,
results
of
operations,
asset
quality
trends
and
profitability
of
Farmers
National
Banc
Corp.
(“Farmers”).
Forward-looking
statements
are
not
historical
facts
but
instead
express
management’s
current
expectations,
forecasts
of
future
events
or
long-term-goals,
many
of
which,
by
their
nature,
are
inherently
uncertain
and
outside
of
Farmers
control.
Forward-looking
statements
are
preceded
by
terms
such
as
“expects,”
“believes,”
“anticipates,”
“intends”
and
similar
expressions,
as
well
as
any
statements
related
to
future
expectations
of
performance
or
conditional
verbs,
such
as
“will,”
“would,”
“should,”
“could”
or
“may.”
Farmers’
actual
results
and
financial
condition
could
differ,
possibly
materially,
from
those
indicated
in
these
forward-looking
statements.
Factors
that
could
cause
Farmers’
actual
results
to
differ
materially
from
those
described
in
the
forward-looking
statements
can
be
found
in
Farmers’
periodic
reports
and
registration
statements
filed
with
the
Securities
and
Exchange
Commission,
including
its
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014,
as
amended,
and
Quarterly
Report
on
Form
10-Q
for
the
period
ended
June
30,
2015,
which
have
been
filed
with
the
Securities
and
Exchange
Commission
and
are
available
on
Farmers’
website
(www.farmersbankgroup.com)
and
on
the
Securities
and
Exchange
Commission’s
website
(www.sec.gov).
Factors
that
may
cause
or
contribute
to
these
differences
may
also
include,
without
limitation,
Farmers’
failure
to
integrate
Tri-State
and
its
subsidiary
in
accordance
with
expectations,
and
deviations
from
performance
expectations
related
to
Tri-State
and
its
subsidiary.
Forward-looking
statements
are
not
guarantees
of
future
performance
and
should
not
be
relied
upon
as
representing
management’s
views
as
of
any
subsequent
date.
Farmers
undertakes
no
obligation
to
update
forward-looking
statements,
whether
as
a
result
of
new
information,
future
events
or
otherwise,
except
as
may
be
required
by
law.
Use of Non-GAAP Financial Measures
This
presentation
contains
certain
financial
information
determined
by
methods
other
than
in
accordance
with
accounting
principles
generally
accepted
in
the
United
States
(“GAAP”).
These
non-GAAP
financial
measures
include
“Core
Deposits”
and
“Pre-tax,
Pre-
provision
Earnings”.
Farmers
believes
that
these
non-GAAP
financial
measures
provide
both
management
and
investors
a
more
complete
understanding
of
the
Company’s
deposit
profile
and
profitability.
These
non-GAAP
financial
measures
are
supplemental
and
are
not
a
substitute
for
any
analysis
based
on
GAAP
financial
measures.
Because
not
all
companies
use
the
same
calculation
of
“Core
Deposits”
and
“Pre-tax,
Pre-provision
Earnings”,
this
presentation
may
not
be
comparable
to
other
similarly
titled
measures
as
calculated
by
other
companies.

Disclosure Statement
Important Additional Information About the Merger.
In
connection
with
the
proposed
merger
with
Tri-State
1
st
Banc,
Inc.
(Tri-State),
Farmers
has
filed
with
the
Securities
and
Exchange
Commission
(the
“SEC”)
a
Registration
Statement
on
Form
S-4
that
includes
a
proxy
statement
and
a
prospectus,
as
well
as
other
relevant
documents
concerning
the
proposed
transaction.
SHAREHOLDERS OF TRI-STATE AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY
STATEMENT/PROSPECTUS TO BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, BECAUSE IT WILL
CONTAIN IMPORTANT INFORMATION ABOUT FARMERS, TRI-STATE, THE PROPOSED MERGER, THE PERSONS
SOLICITING
PROXIES
WITH
RESPECT
TO
THE
PROPOSED
MERGER
AND
THEIR
INTERESTS
IN
THE
PROPOSED
MERGER
AND RELATED MATTERS.
The
respective
directors
and
executive
officers
of
Farmers
and
Tri-State
and
other
persons
may
be
deemed
to
be
participants
in
the
solicitation
of
proxies
from
shareholders
of
Tri-State
with
respect
to
the
proposed
merger.
Information
regarding
the
directors
and
executive
officers
of
Farmers
is
available
in
its
proxy
statement
filed
with
the
SEC
on
March
13,
2015.
Information
regarding
directors
and
executive
officers
of
Tri-State
is
available
on
its
website
at
http://www.1stncb.com/.
Other
information
regarding
the
participants
in
the
solicitation
and
a
description
of
their
direct
and
indirect
interests,
by
security
holdings
or
otherwise,
will
be
contained
in
the
proxy
statement/prospectus
to
be
included
in
the
Registration
Statement
on
Form
S-4
and
other
relevant
materials
filed
with
the
SEC
when
they
become
available.
Investors
and
security
holders
will
be
able
to
obtain
free
copies
of
the
registration
statement
and
other
documents
filed
with
the
SEC
by
Farmers
through
the
website
maintained
by
the
SEC
at
http://www.sec.gov.
Copies
of
the
documents
filed
with
the
SEC
by
Farmers
will
be
available
free
of
charge
on
Farmers’
website
at
https://www.farmersbankgroup.com.
This
communication
shall
not
constitute
an
offer
to
sell
or
the
solicitation
of
an
offer
to
buy
any
securities
nor
shall
there
be
any
sale
of
securities
in
any
jurisdiction
in
which
the
offer,
solicitation
or
sale
is
unlawful
before
registration
or
qualification
of
the
securities
under
the
securities
laws
of
the
jurisdiction.
No
offer
of
securities
shall
be
made
except
by
means
of
a
prospectus
satisfying
the
requirements
of
Section
10
of
the
Securities
Act.

FMNB -
Legacy
Financial Highlights at March 31, 2015
•
Banking Locations: 19
•
Assets: $1.13 billion
•
Loans: $673.78 million
•
Deposits: $909.41 million
•
Loan/Deposit Ratio: 74.09%
•
Tangible Common Equity: 10.50%
•
Market Capitalization: $150.77 million
Strategic Objectives
•
Strong Capital Position
•
Strong Asset Quality
•
Loan Growth
•
Diversifying Revenue Stream
•
Controlling Non-interest Expenses (PIC)

FMNB-NBOH Merger
Financial Highlights at June 30, 2015
•
Banking Locations: 33
•
Assets: $1.67 billion
•
Loans: $1.13 billion
•
Deposits: $1.32 billion
•
Loan/Deposit Ratio: 85.94%
•
Tangible Common Equity: 8.76%
•
Market Capitalization: $211.8 million
Strategic Objectives
•
Creates the third largest community bank
1
by asset size headquartered in NE Ohio
•
Complementary business lines &
compelling cultural fit
•
Enhanced board of directors and
management team bringing strengths and
best practices from both sides
•
Catalyst for additional growth opportunities
(1) Community Banks defined as those with assets less than $20.0 billion.  Northeast Ohio includes area codes 216, 330 and 440

FMNB-NBOH Combined with
TSOH Acquisition
Pro Forma Financial Highlights
•
Banking Locations: 38
•
Assets: $1.8 billion
•
Loans: $1.2 billion
•
Deposits: $1.5 billion
•
Loan/Deposit Ratio: 78.16%
•
Tangible Common Equity: 8.75%
•
Market Capitalization: $223 million
1
Strategic Objectives
•
Pro-forma, Farmers will rank 2
nd
in market
share with ~20% of the county’s deposits
•
TSOH provides an attractive deposit base
with $54.3 million of demand deposits and
an overall cost of deposits of 0.19%
•
Entrance into the Pennsylvania market
(1)
Based on FMNB’s stock price of $8.25 on June 30, 2015
Source: SNL Financial

Who We Are Today
•
Operating in eight counties in Ohio
–
Founded over 128 years ago
•
Sound franchise with commitment to independence and positioned for growth
•
Profitable throughout cycle and growth in current year core
earnings
•
Diversified and growing revenue streams
•
Compelling valuation:
–
1.48x of tangible book value
–
13.30x LTM pre-tax pre-provision earnings (excludes security gains)
–
1.45% dividend yield

About Farmers National Banc Corp.
•
Stock Price: $8.25
•
Dividend (yield): $0.03 (1.45%)
•
Cash Dividends: $552 thousand
•
Tangible Book Value: $5.57
Stock Data –
NASDAQ: FMNB
as of 6/30/15
•
Revenue: $15.13 million
•
Net Income: $812 thousand
•
Net Income-Diluted Share: $0.04
•
ROAA: 0.27%
•
ROAE: 2.74%
Operating Results for 3
Months Ended 6/30/15
•
Revenue: $15.13 million
•
Net Income: $2.4 million
•
Net Income-Diluted Share: $0.12
•
ROAA: 0.82%
•
ROAE: 8.33%
Operating Results for 3
Months Ended 6/30/15
excluding One-time
Acquisition Expenses

•
Established and experienced management team with over 300 years of combined experience,
130 of which has been with Farmers.
Experienced Management Team
9
Years of Experience
FMNB
Industry
President & Chief Executive Officer
Kevin J. Helmick (43)
21+
21+
Senior EVP, Chief Banking Officer
Mark Witmer (51)
<1
25+
EVP, Chief Financial Officer
Carl D. Culp (52)
26+
30+
EVP, Chief Credit Officer
Mark L. Graham (60)
37+
37+
SVP, Chief Retail & Marketing Officer
Amber Wallace (49)
7+
7+
SVP, Chief Information Officer
Brian Jackson (46)
6+
22+
SVP, Chief Risk Officer
Jay VanSickle (45)
<1
20+
SVP, Chief Lending Officer and Regional
President
Joseph Gerzina (59)
4+
33+
SVP, Regional President
Tim Shaffer (53)
3+
29+
SVP, Director of Human Resources
Mark A. Nicastro (44)
6+
17+
President, Farmers Trust Company
Joseph J. DePascale (50)
4+
21+
President, National Associates Inc.
Aubrey Christ (41)
<1
20+
VP, Farmers
National Investments/Farmers
National Insurance
Dan
Cvercko (43)
14+
17+

10 Seven Key Focuses • Lending/Credit • Wealth Management • Retail/Marketing • Finance • Information Technology • Enterprise Risk Management • Human Resources

11 New Locations - Alliance

12 New Locations - Fairlawn

Commitment to Stakeholders
•
Four Pillars
–
Shareholders
o
2015 Strategic Initiative
o
Increased Communication Plan
–
Customers
o
Small Business Support
o
45% of small business lending
comes from community banks*
–
Associates
o
429 associates
o
Top 100 employer in the region
–
Community
o
2015 Community Giving as of June 30, 2015: $169,595
*Source:
FDIC
Quarterly
Banking
Profile
-
Second
Quarter
2014
Arts
5%
Civic
18%
Community
Athletics
2%
Education/
Higher
Education
23%
Health &
Wellness
17%
Religious
1%
Social
Services
16%
CRA
18%
2015 Community Giving
YTD 06/30/15

0.00
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
9.00
10
11
12
13
14
15*
3.62
4.95
6.20
6.55
8.35
8.25
Stock Price
14
Increasing Shareholder Value
Stable Dividend Policy
•
Consistently paid a quarterly cash
dividend
•
Current yield 1.45%
•
Dividend payout range policy of
25% -
35%
•
Dividend payout 2015 YTD* is
36.55% of net income
*As of June 30, 2015

Source: Debrosse Memorial Report, 2014 Ohio and Gas Activity in Ohio, Ohio Oil and Gas Association
•
Completions
–
Top
10
Counties
in
Ohio
–
Columbiana #3
–
Stark # 6
•
Top
12
Most
Active
Counties
in
Ohio
–
By
Well
–
Columbiana #3
–
Stark #5
•
Top
12
Most
Active
Counties
in
Ohio
–
By
Footage
–
Columbiana #3
–
Stark #7
–
Trumbull #8
–
Mahoning #9
Utica Shale Impact

16 Source: Debrosse Memorial Report, 2014 Ohio and Gas Activity in Ohio, Ohio Oil and Gas Association Utica Shale Impact

17 Source: Debrosse Memorial Report, 2014 Ohio and Gas Activity in Ohio, Ohio Oil and Gas Association Utica Shale Impact

Virtual Bank 18

Mobile Banking Analytics Transactions • Account to Account Transfers • Bill Payments • Mobile Captures • Picture Payments * Farmers’ Active Users: 85% Active User Target: 75% 19

Online Banking Analytics Transactions - Fiserv • Bill Pay • PopMoney • Account to Account Transactions • Same Day EBT • All Other Electronic Payments • Overnight Checks • All Other Paper Payments 20

•
Focus for Growth
–
Continued organic growth in current markets
–
Growth opportunities in new markets with Private Banking, Trust and Investments
–
Targeted acquisitions include fee-based business and banks
•
Target Metrics for Acquisition
–
Accretive to earnings near term (excluding one-time charges)
–
Manageable initial tangible book value dilution
–
Growth of fee revenue to 30+% of total revenue
–
Must enhance shareholder value
–
Must sustain our culture
–
Not materially change our investment merits
–
Sustain our TCE and regulatory ratios
Growth Focus and Target Metrics

The Health of Our Wealth
•
Wealth Management Creates Fee-based Income
–
Fee Income 2009: 14.5% of total gross income
o
Noninterest income excluding security gains
–
Fee Income 2015*: 28.8% of total gross income
o
Noninterest income excluding security gains
•
Wealth Management Build-out Timeline
–
2000 Farmers National Investments
–
2009 Farmers Trust Company
–
2010 Farmers National Insurance
–
2012 Private Client Services
–
2013 National Associates, Inc.
*For the six months ended June 30, 2015

•
130 consecutive quarters of profitability
•
Completed merger with National Bancshares on June 19, 2015
•
Announced proposed merger with Tri-State 1
st
Banc, Inc. on June
24, 2015
•
Net income for quarter ended June 30, 2015 was $812 thousand compared to $2.2 million for most recent quarter
•
On-time costs related to acquisitions were $1.9 million pre-tax for the second quarter
•
Noninterest income increased 16.1% compared to same quarter in
2014
•
Non-performing assets to total assets remain at low levels, 0.54%
at June 30, 2015
Continued Strong Results –
Overview of 2Q 2015

Net Interest Income and Margin
$8,952
$9,285
$9,243
$8,992
$9,749
3.54%
3.58%
3.63%
3.64%
3.66%
3.50%
3.55%
3.60%
3.65%
3.70%
3.75%
3.80%
3.85%
3.90%
$8,400
$8,600
$8,800
$9,000
$9,200
$9,400
$9,600
$9,800
$10,000
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Net Interest Income
Net Interest Margin
Dollars in thousands

25 Growing and Diverse Revenue Stream • Continued Focus on Growing Noninterest Income • Non-interest Revenue: 28.7% of Total Revenue *For the six months ended June 30, 2015

Loan Growth
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
6/30/2012
6/30/2013
6/30/2014
6/30/2015
$572,453
$596,838
$637,774
$704,838
$430,000
Farmers Total Loans
NBOH Acquisition
YOY Growth: 4.26%
YOY Growth: 77.94%
Organic
Growth:10.52%
YOY Growth: 6.86%
$1,134,838

•
Diverse loan mix
•
No national lending
•
No sub-prime lending
•
Farmers’ practice is to lend
primarily within its market area
•
Less than 2% of loan portfolio is
participations purchased
•
Less than 4.5% of loan portfolio
is construction loans
Loan Portfolio Mix –
June 30, 2015
Overview of Loan Portfolio
Note: Dollars in thousands
Commercial
Real Estate
$392,103
34.6%
Residential
Real Estate
$305,134
26.9%
Consumer
$187,579
16.5%
Commercial
& Industrial
$202,004
17.8%
Commercial
Construction
$34,214
3.0%
Residential
Construction
$13,804
1.2%

Commercial
Real Estate
43.5%
Residential
Real Estate
42.4%
Commercial
11.9%
Consumer
2.2%
28
Excellent Asset Quality
Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring
6/30/2015
Nonaccrual loans
$7.0
Accruing loans past due 90 days or more
1.0
OREO
1.1
Total nonperforming assets (NPAs)
$9.1
Troubled Debt Restructuring (TDR)
$8.5
Loans 30-89 days delinquent
7.1
Gross portfolio loans
1,134.8
Loans held for sale (HFS)
0.4
Allowance for loan losses (ALL)
7.3
Total Assets
$1,672.4
NPLs & 90 days past due/Gross loans (excl. HFS)
0.70%
NPAs/Total Assets
0.54%
TDR/Gross loans (excl. HFS)
0.75%
30-89 days delinquent/Gross loans (excl. HFS)
0.63%
ALL/NPLs & 90 days past due
91.26%
ALL/Gross loans (excl. HFS)
0.64%
Texas
Ratio
6.06%
Nonaccrual Loans by Type
Nonaccrual
$7.0mm
77.1%
Accruing
loans past
due 90 days
or more
$1.0mm
10.6%
OREO
$1.1mm
12.4%

Interest Rate Risk Management
•
NII benefits from asset re-pricings in a rising rate environment
–
50% of total loans are floating/variable rate
–
Investment  portfolio duration of approximately 3.8 years
–
Short-term wholesale funding represents approximately 3.7% of total funding
–
Approximately $15.5 million in non-core funding matures beyond one year
Estimated Net Interest Income (NII) Sensitivity Profile
Percent Change in NII (FTE)
ALCO Policy Limits
Change in Interest Rates
12 Months
13 to 24
Months
12 Months
13 to 24
Months
+200 bps
4.00%
7.40%
10%
-
+100 bps
2.20%
4.20%
5%
-
Estimated Economic Value of Equity (EVE) Sensitivity Profile
Change in Interest Rates
Change in Eve
ALCO Policy Limit
+200 bps
-1.10%
15%
+100 bps
0.60%
10%
-25 bps
-4.60%
10%

30 Supplemental Information

GAAP to Non-GAAP Reconciliation
Reconciliation of Common Stockholders' Equity to Tangible Common Equity
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
2015
2015
2014
2014
2014
Stockholders' Equity
$182,575
$126,771
$123,560
$121,401
$121,020
Less Goodwill and other intangibles
39,569
8,646
8,813
9,768
9,960
Tangible Common Equity
$143,006
$118,125
$114,747
$111,633
$111,060
Reconciliation of Income Before Taxes to Pre-Tax, Pre-Provision Income
For the Three Months Ended
For the Six Months
Ended
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
June 30,
June 30,
2015
2015
2014
2014
2014
2015
2014
Income before income taxes
$1,221
$2,828
$2,744
$2,964
$3,071
$4,049
$5,889
Provision for loan losses
850
450
825
425
300
1,300
630
Pre-tax, pre-provision income
$2,071
$3,278
$3,569
$3,389
$3,371
$5,349
$6,519
Reconciliation of Total Assets to Tangible Assets
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
2015
2015
2014
2014
2014
Total Assets
$1,672,403
$1,133,651
$1,136,967
$1,139,739
$1,133,286
Less Goodwill and other intangibles
39,569
8,646
8,813
9,768
9,960
Tangible Assets
$1,632,834
$1,125,005
$1,128,154
$1,129,971
$1,123,326

Consolidated Statements of Income
Consolidated Statements of Income
For the Three Months Ended
For the Six Months Ended
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
June 30,
June 30,
Percent
2015
2015
2014
2014
2014
2015
2014
Change
Total interest income
$10,753
$9,999
$10,321
$10,413
$10,118
$20,752
$20,181
2.8%
Total interest expense
1,004
1,007
1,078
1,128
1,166
2,011
2,373
-15.3%
Net interest income
9,749
8,992
9,243
9,285
8,952
18,741
17,808
5.2%
Provision for loan losses
850
450
825
425
300
1,300
630
106.3%
Other income
4,409
4,037
4,193
3,880
3,797
8,446
7,230
16.8%
Other expense
12,087
9,751
9,867
9,776
9,378
21,838
18,519
17.9%
Income before income taxes
1,221
2,828
2,744
2,964
3,071
4,049
5,889
-31.2%
Income taxes
409
617
597
688
720
1,026
1,347
-23.8%
Net income
$812
$2,211
$2,147
$2,276
$2,351
$3,023
$4,542
-33.4%

Consolidated Statements of
Financial Condition
Consolidated Statements of Financial Condition
June 30,
March 31,
Dec. 31,
Sept. 30,
June 30,
2015
2015
2014
2014
2014
Assets
Cash and cash equivalents
$37,028
$26,929
$27,428
$28,294
$28,070
Securities available for sale
386,319
369,919
389,829
404,895
409,285
Loans held for sale
399
146
511
895
275
Loans
1,134,838
673,784
663,852
646,981
637,774
Less allowance for loan losses
7,286
7,723
7,632
7,333
7,356
Net Loans
1,127,552
666,061
656,220
639,648
630,418
Other assets
121,105
70,596
62,979
66,007
65,238
Total Assets
$1,672,403
$1,133,651
$1,136,967
$1,139,739
$1,133,286
Liabilities and Stockholders' Equity
Deposits
$1,320,569
$909,408
$915,703
$913,000
$907,443
Other interest-bearing liabilities
155,591
80,338
87,517
90,649
93,807
Other liabilities
13,668
17,134
10,187
14,689
11,016
Total liabilities
1,489,828
1,006,880
1,013,407
1,018,338
1,012,266
Stockholders' Equity
182,575
126,771
123,560
121,401
121,020
Total Liabilities
and Stockholders' Equity
$1,672,403
$1,133,651
$1,136,967
$1,139,739
$1,133,286

Trumbull Top 10
2014
Rank
Company
Branches
Dep.
($M)
Market
Share
1
Huntington
National Bank
15
570,189
20.98
2
Talmer Bank and Trust
8
427,268
15.72
3
JPMorgan Chase Bank NA
9
420,471
15.47
4
Cortland Savings and Banking Co.
7
340,862
12.54
5
PNC Bank NA
5
261,889
9.64
6
Farmers National Bank of Canfield
7
230,625
8.49
7
Home Savings and Loan Co. of Youngstown
4
126,483
4.65
8
First National Bank of Pennsylvania
3
96,020
3.53
9
Citizens Bank NA
3
64,789
2.38
10
Home FS&LA of Niles Ohio
1
61,914
2.28
Total for Institutions in the Market
66
2,717,421
100.00
34
Note: Market share data as of June 30, 2014           Source: SNL
•
Opportunity for growth with approximately 10.50% deposit market share in the Mahoning Valley
–
Large regional competitors lack focus                        –
Community competitors inwardly focused
Deposit Market Share by County
Columbiana Top 10
2014
Rank
Company
Branches
Dep.
($M)
Market
Share
1
Huntington National Bank
11
341,146
25.45
2
Home Savings and Loan Co. of Youngstown
6
243,226
18.14
3
Farmers National Bank of Canfield
3
140,433
10.48
4
JPMorgan Chase Bank NA
3
122,844
9.16
5
PNC Bank NA
3
104,040
7.76
6
1
st
National Community Bank
4
100,780
7.52
7
Consumers National Bank
3
96,128
7.17
8
CFBank
2
85,322
6.36
9
Citizens Bank NA
1
46,937
3.50
10
KeyBank NA
1
42,666
3.18
Total for Institutions in the Market
40
1,340,573
100.00
Mahoning Top 10
2014
Rank
Company
Branches
Dep.
($M)
Market
Share
1
Huntington National Bank
20
1,243,177
29.38
2
Home Savings and Loan Co. of Youngstown
11
771,832
18.24
3
PNC Bank NA
9
553,655
13.09
4
Farmers National Bank of Canfield
8
529,809
12.52
5
JPMorgan
Chase Bank NA
7
397,944
9.41
6
Talmer Bank and Trust
8
345,916
8.18
7
First National Bank of Pennsylvania
5
209,867
4.96
8
KeyBank NA
4
79,576
1.88
9
Citizens Bank NA
2
58,291
1.38
10
Cortland Savings and Banking Co.
2
39,622
0.94
Total for Institutions in the Market
77
4,230,898
100.00

Note: Market share data as of June 30, 2014           Source: SNL
Deposit Market Share by County
Medina Top 10
2014
Rank
Company
Branches
Dep.
($M)
Market
Share
1
FirstMerit Bank NA
12
880,998
27.27
2
Westfield Bank FSB
3
488,620
15.12
3
Third Federal S&LA of Cleveland (MHC)
2
352,281
10.90
4
PNC Bank NA
6
283,783
8.78
5
JPMorgan Chase Bank NA
4
232,695
7.20
6
Fifth Third Bank
5
218,269
6.76
7
Huntington National Bank
5
185,618
5.75
8
Farmers Savings Bank
1
151,088
4.68
9
U.S. Bank NA
5
121,383
3.76
10
Citizens Bank NA
3
96,053
2.97
14
Farmers National Bank of Canfield
2
31,160
0.96
Total for Institutions in the Market
54
3,230,815
100.00
Wayne Top 10
2014
Rank
Company
Branches
Dep.
($M)
Market
Share
1
PNC Bank NA
11
516,835
28.11
2
FirstMerit Bank NA
5
330,746
17.99
3
Farmers National Bank of Canfield
9
322,599
17.54
4
Wayne Savings Community Bank
7
237,444
12.91
5
JPMorgan Chase Bank NA
2
114,457
6.22
6
Commercial and Savings Bank of
Millersburg Ohio
5
109,934
5.98
7
Apple Creek Banking Co.
3
69,970
3.81
8
Farmers State Bank
3
56,269
3.06
9
U.S. Bank NA
1
27,609
1.50
10
Huntington National Bank
1
26,339
1.43
Total for Institutions in the Market
50
1,838,834
100.00
Stark Top 10
2014
Rank
Company
Branches
Dep.
($M)
Market
Share
1
Huntington National Bank
26
1,513,948
26.26
2
FirstMerit Bank NA
15
1,415,340
24.55
3
JPMorgan Chase Bank NA
13
756,351
13.12
4
Citizens Bank NA
14
567,697
9.85
5
KeyBank NA
12
541,944
9.40
6
PNC Bank NA
10
321,982
5.59
7
Consumers National Bank
7
166,338
2.89
8
Premier Bank & Trust
2
154,599
2.68
9
Fifth Third Bank
5
99,031
1.72
10
Bank of Magnolia Co.
3
68,804
1.19
11
Farmers National Bank of Canfield
4
55,444
0.96
Total
for Institutions in the Market
124
5,764,858
100.00